UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer
Identification No.)

5353 Nathan Lane

Plymouth, MN   55442

(Address of Principal Executive Offices)  (Zip Code)

(763) 553-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 8, 2005, Zomax Incorporated (the “Company”) announced its operating results for the third quarter ended September 30, 2005.  As part of that announcement, the Company also announced its plan to close its Fremont, California facility and a $10 million share repurchase program authorized by its Board of Directors.  A copy of the press release that discusses these matters is furnished as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release, dated November 8, 2005, issued by Zomax Incorporated.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2005

ZOMAX INCORPORATED

By	/s/ Richard D. Barnes
Richard D. Barnes
Executive Vice President and Chief
Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 8, 2005	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press release dated November 8, 2005.